DFA Investment Dimensions Group Inc.
DFA Intermediate Government Fixed Income Portfolio
SUPPLEMENT TO THE CURRENTLY EFFECTIVE Summary PROSPECTUS
Effective October 14, 2026, the currently effective Summary Prospectus of the Institutional Class shares of the Portfolio listed above, a series of DFA Investment Dimensions Group Inc., is updated as described below.

I.
The legend on the cover page of the Summary Prospectus is deleted in its entirety and replaced with the following:
Before you invest, you may want to review the Portfolio’s Institutional Class shares Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Institutional Class shares Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://www.dimensional.com/us-en/document-center. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Institutional Class shares Prospectus and SAI, both dated February 28, 2026, as may be supplemented, are incorporated by reference into this Summary Prospectus. In addition to the Institutional Class shares, which are mutual fund shares, the Portfolio also offers ETF Class shares in a separate summary prospectus. The ETF Class shares are listed on a national securities exchange and, unlike mutual fund shares, are not individually redeemable.

The date of this Supplement is October 14, 2026